UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

Crescent Cool Springs Development Project, Franklin, Tennessee

On June 28, 2013, CNL Growth Properties, Inc. (“us,” “we,” “our,” or the “Company”), through an affiliate, GGT Cool Springs Holdings, LLC (the “CGP JV Partner”), entered into a limited liability company agreement, more fully described below (the “JV Agreement”), with Crescent Cool Springs Venture, LLC (the “Crescent JV Partner”), an affiliate of Crescent Communities, LLC (“Crescent”), for the purpose of forming a joint venture, GGT Crescent Cool Springs TN Venture, LLC, a Delaware limited liability company (the “Joint Venture”).

On June 28, 2013, the Joint Venture acquired from Crescent, a fee simple interest in an approximately 13.8-acre parcel of land, located in the Cool Springs submarket of Franklin, Williamson County, Tennessee, an affluent suburb of Nashville (the “Property”), on which the Joint Venture will develop, construct and operate a 252-unit “Class A” garden-style multifamily residential community, consisting of 12 three-story buildings and featuring a clubhouse, community pool, and business and fitness centers among its amenities (the “Project”). The Project will be known as “Crescent Cool Springs” (hereinafter, the “Cool Springs Community”).

The purchase price for the Property was approximately $5.0 million; and the total budget for the Project, including the purchase price of the land, is approximately $40.3 million. The purchase price and related acquisition closing costs, and certain expenses, fees and pre-development costs were funded by the Joint Venture from the capital contributions of the CGP JV Partner and the Crescent JV Partner. The balance of the development and construction costs of the Project will be funded with a construction loan from Fifth Third Bank, as described below in Item 2.03 of this Current Report.

Crescent, through an affiliate, Crescent Development, LLC, has agreed to serve as the developer of the Project under the terms of a development agreement dated June 28, 2013 (the “Development Agreement”), pursuant to which Crescent has provided the Joint Venture with a construction cost overrun guaranty. Under the Development Agreement, Crescent will receive a development fee of 4% of the final Project budget, payable over the construction period. Summit Contractors Group, Inc., a Florida corporation that is not affiliated with us or Crescent (the “Contractor”), will serve as the general contractor of the Project under the terms of a guaranteed maximum price agreement (the “Construction Contract”). The Contractor has agreed to construct and deliver the Project for a total of approximately $25.1 million, which amount includes a fee of 5% of the cost of the work, or 4% of any net increase in the cost of the work attributable to owner approved additive changes in the work. The Contractor’s fee is payable in monthly progress installments over the construction period, subject to a 5% holdback pending final completion of the Project. Project cost savings, if any, will be shared with the Contractor, up to 2% of the guaranteed maximum price. Commencement of the Project is planned for the third quarter of 2013, and the Contractor is required to achieve substantial completion within 20 months from the date of commencement, subject to excusable delays. The Contractor will be liable to the Joint Venture for liquidated damages in connection with certain delays in achieving completion and leasing milestones under the Construction Contract. We anticipate that the Project should achieve substantial completion in the second quarter of 2015. The Development Agreement and the Construction Contract each contain customary representations, warranties, insurance, indemnification, events of default, termination, dispute resolution, and other customary provisions. After the completion of construction and the commencement of leasing, we anticipate that the management of the Cool Springs Community will be provided by a national property management firm specializing in the on-site management of multifamily properties.

Pursuant to the JV Agreement, the CGP JV Partner agreed to fund capital contributions of up to approximately $7.3 million for a 60% interest in the Joint Venture, and the Crescent JV Partner agreed to fund capital contributions of approximately $4.8 million for a 40% interest in the Joint Venture. Under certain circumstances, the members of the Joint Venture may be required to contribute additional capital to the Joint Venture. We, through the CGP JV Partner, are the managing member of the Joint Venture, however, we have delegated the authority to manage certain of the day-to-day operations of the Joint Venture to the Crescent JV Partner, subject to our approval of major decisions, and the right to remove and replace the Crescent JV Partner.

Generally, under the terms of the JV Agreement, operating cash flow will be distributed to the CGP JV Partner and to the Crescent JV Partner on a pro rata basis in accordance with their respective percentage interests in the Joint Venture. Upon the occurrence of a major capital event, such as a sale of substantially all of the assets of the Joint Venture, the proceeds of the capital event will be distributed pro rata to the CGP JV Partner and the Crescent JV Partner until invested capital is returned and cumulative minimum returns on capital of 10% per annum, compounded monthly, are achieved. Thereafter, the Crescent JV Partner will receive a disproportionately higher share of any remaining extraordinary cash flow proceeds.

The JV Agreement also provides that at any time after the completion of the Project each of the CGP JV Partner and the Crescent JV Partner will have the right to propose an all cash purchase of the other member’s entire interest in the Joint Venture for a purchase price based on the value of the Project, less debts, liabilities and expenses; and the receiving member will have the option to either sell to the offering member or to buy out the offering member at a price based on such net value.

Crescent and its affiliates are a family of real estate companies based in Charlotte, North Carolina, engaged in the development, construction, management, acquisition and disposition of multifamily residential real estate. To date, Crescent has developed over 17 apartment communities located in the Southeast and Texas. Crescent has a ten year history in the Cool Springs area, most recently having completed development of another multifamily project located adjacent to the Property. While we are not affiliated with Crescent, the Crescent JV Partner or any of its other affiliates, an executive officer of our sponsor joined the board of directors of Crescent in the first quarter of 2013. This Project is our third development venture with Crescent. In addition to the Cool Springs Project, we have partnered with Crescent in the acquisition, development and management of a multifamily development project located in Charlotte, North Carolina, and another located in Tampa, Florida.

The information appearing in Item 2.03 of this Current Report is incorporated by reference herein and made a part of this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

Crescent Cool Springs Development Project - Financing

On June 28, 2013, the Joint Venture entered into a construction loan agreement with Fifth Third Bank (the “Lender”) and a promissory note of equal date. The construction loan agreement, together with the note and the other documents evidencing and securing the Loan (as defined below) are hereinafter referred to as the “Loan Documents”. Pursuant to the Loan Documents, the Lender will fund up to approximately $28.2 million of the development and construction costs of the Project (the “Loan”). During the initial term, the Loan will accrue interest at the variable interest rate per annum of 2.5% above the one-month LIBOR rate. The interest rate is subject to adjustment monthly, with adjustments becoming effective on the first business day of each calendar month, based on the latest one-month LIBOR rate as published on Bloomberg LP on the date of the adjustment determination.

Accrued interest on the Loan is due and payable monthly, commencing on the first day of the month following the first disbursement under the Loan, with all accrued and unpaid interest due at maturity. The outstanding principal balance of the Loan shall be due and payable in a single payment at maturity. The Loan has an initial term of three years, with two additional 12-month extensions, each subject to certain conditions and the payment of a loan extension fee. In the event that the Joint Venture exercises an extension option, monthly payments of principal and accrued interest will be required, based on a 30-year repayment amortization schedule and an assumed interest rate of 6.5%. In the event of two extensions of the initial term, the estimated outstanding principal balance of the Loan would be approximately $27.7 million at maturity. The Loan may be prepaid at any time without penalty or premium, with notice and all applicable payments.

The Loan Documents require commencement of the Project within 30 days, and the substantial completion of construction by the earlier of March 1, 2015 and 90 days prior to the Loan maturity date. The Loan Documents contain affirmative, negative and financial covenants, agreements, representations, warranties, borrowing conditions, and events of default customary for development projects such as the Project. Crescent has provided a completion and repayment guaranty to the Lender. The Loan is secured by the Property and all improvements to be constructed thereon under a deed of trust, and by an assignment to the Lender of all of the Joint Venture’s rights under the Development Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Sales Contract by and between Crescent Communities, LLC, as Seller and GGT Crescent Cool Springs TN Venture, LLC, as Purchaser, effective as of June 28, 2013.

10.2	Limited Liability Company Agreement of GGT Crescent Cool Springs TN Venture, LLC, effective as of June 28, 2013.

10.3	Construction Loan Agreement between Fifth Third Bank and GGT Crescent Cool Springs TN Venture, LLC, dated as of June 28, 2013.

10.4	Promissory Note in the original principal amount of $28,190,477, by GGT Crescent Cool Springs TN Venture, LLC in favor of Fifth Third Bank, dated June 28, 2013.

Caution Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s REIT qualification; and the Company’s ability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2013		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Rosemary Q. Mills
Rosemary Q. Mills
Chief Financial Officer and Treasurer